UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 23, 2017
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ENCORE CAPITAL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware (State or Other Jurisdiction of Incorporation)	000-26489 (Commission File Number)	48-1090909 (IRS Employer Identification No.)
3111 Camino Del Rio North, Suite 103, San Diego, California (Address of Principal Executive Offices)		92108 (Zip Code)
(877) 445-4581 (Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01    Entry into a Material Definitive Agreement.
On August 23, 2017, Cabot Securitisation UK Limited (“Cabot Securitisation”), an indirect subsidiary of Encore Capital Group, Inc., entered into a senior facility agreement (the “Senior Facility Agreement”) between (amongst others) Cabot Securitisation, Cabot Financial (UK) Limited (“Cabot Financial”), HSBC Corporate Trust Company (UK) Limited as Security Trustee and Senior Agent and Goldman Sachs International Bank as Senior Lender for an initial committed amount of £260 million with an uncommitted accordion feature of £90 million. Cabot Securitisation and Cabot Financial are both indirect subsidiaries of Cabot Credit Management Limited (together with its subsidiaries, the “Cabot Group”). The Senior Facility Agreement has initial availability periods ending in September 2020 and initial repayment dates ending in September 2022. The obligations of Cabot Securitisation under the Senior Facility Agreement are secured by first ranking security interests over all of Cabot Securitisation’s property, assets and rights (including receivables purchased from Cabot Financial from time to time that meet certain eligibility criteria).  Funds drawn under the Senior Facility Agreement will bear interest at a rate per annum equal to LIBOR plus a margin of 2.85% per annum plus a step-up margin ranging from zero to 1.00%.  Cabot Securitisation intends to initially draw down £260 million, a portion of which will be used by the Cabot Group to redeem £150 million in Senior Secured Notes due 2020 that were issued by Marlin Intermediate Holdings plc, another member of the Cabot Group.
A copy of the Senior Facility Agreement is attached as an exhibit to this report and is incorporated herein by reference (and the foregoing description is qualified in its entirety by reference to such document).

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference.

Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description
4.1
Senior Facility Agreement, dated August 23, 2017, between Cabot Securitisation UK Limited, Cabot Financial (UK) Limited, HSBC Corporate Trust Company (UK) Limited as Security Trustee and Senior Agent and Goldman Sachs International Bank as Senior Lender

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: August 23, 2017	/s/ Jonathan C. Clark
Jonathan C. Clark
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
4.1
Senior Facility Agreement, dated August 23, 2017, between Cabot Securitisation UK Limited, Cabot Financial (UK) Limited, HSBC Corporate Trust Company (UK) Limited as Security Trustee and Senior Agent and Goldman Sachs International Bank as Senior Lender